UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2017

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01. Entry into a Material Definitive Agreement.

Hines Global REIT II, Inc. (the “Company”) has reclassified its common stock in order to add two additional classes of common shares, Class I shares of common stock of the Company, $0.001 par value per share (the “Class I Shares”) and Class J shares of common stock of the Company, $0.001 par value per share (the “Class J Shares”). In connection with the Company’s decision to reclassify a portion of its Class A shares of common stock of the, $0.001 par value per share (the “Class A Shares”) and Class T shares of common stock of the, $0.001 par value per share (the “Class T Shares”) as Class I Shares and Class J Shares (the “Reclassification”), the Company has amended its charter and certain agreements as described below.

The Company, Hines Securities, Inc. (the “Dealer Manager”) and Hines Global REIT II Advisors LP (the “Advisor”) previously entered into the Third Amended and Restated Dealer Manager Agreement, effective as of August 2, 2016, pursuant to which the Dealer Manager agreed to serve as the dealer manager for the Company’s public offering. In connection with the Reclassification, the Company entered into the Fourth Amended and Restated Dealer Manager Agreement, dated as of April 28, 2017, with the Dealer Manager and the Advisor (the “Dealer Manager Agreement”), in order to, among other things, add a description of the fees to be paid to the Dealer Manager for the sale of Class I Shares. Under the Dealer Manager Agreement, the Advisor has agreed to pay the Dealer Manager a dealer manager fee in the amount of up to 1.50% of the gross proceeds of the Class I Shares sold in the primary offering. No selling commissions will be paid to the Dealer Manager with respect to the sale of Class I Shares. Additionally, also under the Dealer Manager Agreement, the Company has agreed to pay the Dealer Manager a distribution and stockholder servicing fee in an annual amount equal to 0.25 % of the gross offering price of the Class I Shares sold in the primary offering (or, if the Company is no longer offering primary shares, the then-current net asset value of the Class I Shares), which will accrue daily and be payable quarterly in arrears. The Dealer Manager Agreement provides that all or a portion of the distribution and stockholder servicing fees may be reallowed or advanced by the Dealer Manager to participating broker dealers or broker dealers servicing accounts of investors who own Class I Shares.

Also in connection with the Reclassification, on April 28, 2017, the Company entered into a Third Amended and Restated Limited Partnership Agreement of Hines Global REIT II Properties LP (the “Operating Partnership Agreement”), among the Company, as general partner, and the limited partners party thereto, in order to reflect that the operating partnership units consist of Class A, Class T, Class I and Class J operating partnership units.

The preceding summaries of the Dealer Manager Agreement and the Operating Partnership Agreement do not purport to be complete and are qualified in their entirety by reference to the Dealer Manager Agreement and Operating Partnership Agreement, respectively, copies of which are filed as Exhibits 1.1 and Exhibit 10.1, respectively, hereto and are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Company’s charter, as supplemented by the Articles Supplementary (collectively, the “Charter”), effective as of April 27, 2017, the Company has reclassified a portion of its Class A Shares and Class T Shares as Class I Shares and Class J Shares. The Class A Shares, Class T Shares, Class I Shares and Class J Shares have the same voting rights and rights upon liquidation, although distributions are expected to differ due to the distribution and stockholder servicing fees payable with respect to Class T Shares and Class I Shares, which will reduce distributions.

The foregoing description of the Reclassification is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Items

May 2017 Distributions

The board of directors of the Company has authorized the Company to declare distributions for the month of May 2017. Distributions for each Class A Share, Class T Share and Class I Share will be calculated based on stockholders of record for each day of the month of May 2017. Distributions for shares of the Company’s common stock will be as follows:

May 2017	Distribution Rate Per Share, Per Day
Class A Shares	$0.001653699
Class T Shares	$0.001653699	(1)
Class I Shares	$0.001653699	(1)

(1)
Distributions for shares of the Company’s Class T Shares and Class I Shares will be calculated based on stockholders of record each day for the month of May 2017 in an amount equal to $0.001653699 per share, per day less the distribution and stockholder servicing fees that are payable with respect to such Class T Shares and Class I Shares (as calculated on a daily basis).

These distributions will be paid in cash or reinvested in shares of the Company’s common stock for those participating in the Company’s distribution reinvestment plan and will be paid or issued, respectively, on the first business day in June 2017. Distributions reinvested pursuant to the Company’s distribution reinvestment plan will be reinvested in shares of the same class of shares as the shares on which the distributions are being made.  Some or all of the cash distributions may be paid from sources other than cash flows from operations.

Amendment to the Share Redemption Program

On April 26, 2017, the Company’s board of directors approved and adopted the amendment of the Share Redemption Program in order to reflect that the program is applicable to Class A Shares and Class T Shares (the “Amended Share Redemption Program”). The Amended Share Redemption Program will replace the current share redemption program applicable with respect to Class A Shares and Class T Shares. The Amended Share Redemption Program will continue to provide eligible stockholders with limited, interim liquidity by enabling them to present for redemption all or a portion of their Class A Shares or Class T Shares and was amended to reflect certain procedural changes. Pursuant to the terms of the Amended Share Redemption Program the deadline to submit or withdraw a redemption request has been changed to 4:00 p.m. Eastern time on the second to last business day of the month, rather than five business days before the end of the month and settlements of share redemptions will be made within three business days of the close of business on the last calendar day of each calendar month. In addition, in the event the Company determines to redeem some but not all of the Class A Shares and Class T Shares submitted for redemption in a particular month, the Company will redeem shares on a pro rata basis and the portion of any unfulfilled redemption requests must be resubmitted after the start of the next month. The Amended Share Redemption Program will be effective as of May 31, 2017. This Current Report on Form 8-K serves as the 30-day written notification of an amendment, per the terms of the share redemption program.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

1.1
Fourth Amended and Restated Dealer Manager Agreement, dated as of April 28, 2017, by and among Hines Global REIT II, Inc., Hines Securities, Inc. and Hines Global REIT II Advisors LP (filed as Exhibit 1.1 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

3.1
Articles Supplementary of Hines Global REIT II, Inc. (filed as Exhibit 3.1 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

10.1
Third Amended and Restated Agreement of Limited Partnership of Hines Global REIT II Properties LP, dated as of April 28, 2017 (filed as Exhibit 10.1 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

99.1
Hines Global REIT II, Inc. Share Redemption Program applicable to Class A shares and Class T shares, effective as of May 31, 2017 (filed as Exhibit 99.1 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

99.2
Hines Global REIT II, Inc. Share Redemption Program applicable to Class I shares and Class J shares, effective as of May 1, 2017 (filed as Exhibit 99.2 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the timing and payment of distributions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and its other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

May 1, 2017	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

1.1
Fourth Amended and Restated Dealer Manager Agreement, dated as of April 28, 2017, by and among Hines Global REIT II, Inc., Hines Securities, Inc. and Hines Global REIT II Advisors LP (filed as Exhibit 1.1 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

3.1
Articles Supplementary of Hines Global REIT II, Inc. (filed as Exhibit 3.1 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

10.1
Third Amended and Restated Agreement of Limited Partnership of Hines Global REIT II Properties LP, dated as of April 28, 2017 (filed as Exhibit 10.1 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

99.1
Hines Global REIT II, Inc. Share Redemption Program applicable to Class A shares and Class T shares, effective as of May 31, 2017 (filed as Exhibit 99.1 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)

99.2
Hines Global REIT II, Inc. Share Redemption Program applicable to Class I shares and Class J shares, effective as of May 1, 2017 (filed as Exhibit 99.2 to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on April 28, 2017 and incorporated by reference herein)